SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 1999
                                                  -----------------------------

                                Affymetrix, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                     0-28218             77-0319159
-----------------------------        ------------      -------------------
(State or Other Jurisdiction)        (Commission         (IRS Employer
         of Incorporation            File Number)      Identification No.)


3380 Central Expressway, Santa Clara, CA                   95051
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (408) 731-5000
                                                    ---------------------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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         Affymetrix, Inc., a Delaware corporation (the "Company"), issued one press release on September 14, 1999, and two press releases on September 17, 1999 in connection with the private placement of its 5% Convertible Subordinated Notes due 2006.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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Exhibit
Number    Description
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 99.1     Press Release dated September 14, 1999.

 99.2     Press Release dated September 17, 1999.

 99.3     Press Release dated September 17, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         AFFYMETRIX, INC.



                                         By: /s/ Vernon A. Norviel
                                             ----------------------------------
                                             Name: Vernon A. Noviel
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary

Date: September 27, 1999

                                  EXHIBIT INDEX


  Exhibit Number                   Description
  --------------                   -----------

       99.1          Press Release dated September 14, 1999.
       99.2          Press Release dated September 17, 1999.
       99.3          Press Release dated September 17, 1999.